Warrants	11 Months Ended
Dec. 31, 2021
Warrants and Rights Note Disclosure [Abstract]
Warrants
NOTE 11. WARRANTS
The Company assumed the Public and Private Placement Warrants, as mentioned above in Note 2, upon consummation of the Business Combination. The Public and Private Placement Warrants entitle the holder to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. There were 8,500,000 Public Warrants and 114,000 Private Placement Warrants outstanding both as of the Closing Date of the Business Combination and as of December 31, 2021. The exercise price and number of shares of Common Stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or the Company’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of Common Stock at a price below their respective exercise prices. Additionally, in no event will the Company be required to net cash settle the warrants.

Public Warrants
The Public Warrants are exercisable at any time commencing on October 19, 2021, provided in each case that the Company has an effective registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares of Common Stock is available (or the Company permits holders to exercise their Public Warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares of Common Stock are registered, qualified or exempt from registration under the securities or blue sky laws of the state of residence of the holder. The Public Warrants will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described below with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption to each warrant holder;

•
if, and only if, the closing price of the Company’s Common Stock equals or exceeds $18.00 per share (as adjusted for share splits, stock capitalizations, reorganizations, recapitalizations and the like), for any 20 trading days within a
30-trading
day period ending three trading days before the Company sends notice of redemption to warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.
Private Placement Warrants
The Private Placement Warrants have terms and provisions that are identical to the Public Warrants, except that the Private Placement Warrants and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants did not become transferable, assignable or salable until September 27, 2021, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable
so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.